SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


Date of Report (Date of earliest event reported): June 19, 2003



                  SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

     Colorado                0-12343          84-0920811
     (State or other      (Commission      (I.R.S. Employer
      jurisdiction         File Number)     Identification No.)
      of incorporation)


          4880 Havana Street, Denver, CO            80239
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number:  (303) 373-4860


Total pages: 5
Exhibit index at: 4



Item 4.  Changes in Registrant's Certifying Accountant

KPMG LLP ("KPMG") was previously our principal accountants. On June 19, 2003, the audit committee of the board of directors made the decision to change accountants. On June 20, we informed KPMG that the firm's appointment as principal auditors was terminated and Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") was engaged as principal accountants.

KPMG's audit report on our consolidated financial statements as of December 31, 2002 and for each of the years in the two-year period then ended, did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's audit report dated April 3, 2003 contained a separate paragraph stating that "the Company has restated the consolidated balance sheet as of December 31, 2001 and the related statements of operations, shareholders' equity and comprehensive income
(loss), and cash flows for the two year period then ended, which consolidated financial statements were previously audited by other independent auditors who have ceased operations."

In connection with the audits of the two fiscal years ended December 31, 2002, and the subsequent interim period through June 20, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during the above period, KPMG did not advise us that any of the reportable events as defined in Item 304(a)(1)(v) of Regulation S-K existed or was applicable.

We provided KPMG with a copy of the foregoing statements.
Attached as Exhibit 16 is a copy of a letter from KPMG.

During our two most recent fiscal years ended December 31, 2001 and December 31, 2002 and the period from January 1, 2003 to the date of engaging EKS&H as stated above, we did not consult with EKS&H with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

     The following exhibit is filed with this Report:

     Exhibit No.   Document

        16         Letter from KPMG LLP, dated June 20, 2003,
                    to the Securities and Exchange Commission.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Scott's Liquid Gold-Inc.
                          (Registrant)


Date:  June 25, 2003      By:  /s/ Mark E. Goldstein
                               Mark E. Goldstein
                               Chairman, President and Chief
                               Executive Officer

EXHIBIT INDEX


     Exhibit No.    Document

        16          Letter from KPMG LLP, dated June 20, 2003,
                     to the Securities and Exchange Commission.




EXHIBIT 16

June 20, 2003
Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We reported on the consolidated financial statements of Scott's Liquid Gold-Inc. (Scott's) as of December 31, 2002 and 2001 and for each of the years in the two-year period ended December 31, 2002. On June 20, 2003, our appointment as principal accountants was terminated. We have read Scott's statements included under Item 4 of its Form 8-K dated June 19, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with Scott's statements that the change was made by the audit committee of the board of directors; that Ehrhardt Keefe Steiner & Hottman PC (EKS&H) was engaged as principal accountants on June 19, 2003; and that EKS&H was not consulted regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on Scott's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Very truly yours,

KPMG LLP




cc:    Carl A. Bellini
       Dennis H. Field
       Mark E. Goldstein
       Jeffry B. Johnson